UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  August 10, 2004
        (Date of Earliest Event Reported:  August 10, 2004)




                  TENNESSEE GAS PIPELINE COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware             1-4101             74-1056569
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On August 10, 2004, our parent company, El Paso Corporation, announced that it had received additional waivers on our $3-billion revolving credit facility and certain other financings. In connection with these waivers, we amended the $3-billion revolving credit facility to (i) limit our ability and that of our consolidated subsidiaries to repay indebtedness that is not scheduled to occur before June 30, 2005 (the maturity date under such revolving credit facility) and (ii) modify one of the events of default under the credit facility. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference. A copy of the full amendment is attached as Exhibit 99.B and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number      Description
              -------     -----------
               99.A       Press Release dated August 10, 2004.

               99.B Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party hereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V.
                          and   Citicorp  North  America,   Inc.,   as
                          Co-Documentation  Agents, Bank  of  America,
                          N.A. and Credit Suisse First Boston, as  Co-
                          Syndication Agents.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TENNESSEE GAS PIPELINE COMPANY



                              By:      /s/ Greg G. Gruber
                                 ------------------------------
                                         Greg G. Gruber
                              Senior Vice President, Chief Financial
                                 Officer, Treasurer and Director
                           (Principal Financial and Accounting Officer)

Dated:  August 10, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated August 10, 2004.

      99.B Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party hereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V.
                  and   Citicorp  North  America,   Inc.,   as
                  Co-Documentation  Agents, Bank  of  America,
                  N.A. and Credit Suisse First Boston, as  Co-
                  Syndication Agents.